[GRAPHIC  OMITED]               M  E  M  O  R  A  N  D  U  M


TO:            [NAME]

FROM:          [MANAGER]

CC:            GIL  JOHNSON

DATE:

SUBJECT:       2000 BONUS PLAN - NOTICE OF ELIGIBILITY



I.   BONUS PLAN ELIGIBILITY
     ----------------------

     You will have the potential to receive a bonus of:

     [Bonus  %] of salary  (based  upon your  annual  salary as of 30  September
     2000).

II.  BONUS CRITERIA AND WEIGHTING
     ----------------------------

     Each of the following criteria represents a portion of the above bonus and are weighted as follows:

             [INDIVIDUAL  WEIGHTING]     ---     Operating  Income

             [INDIVIDUAL  WEIGHTING]     ---     Revised  Profit  Plan  For
                                                 Applicable Business  Unit

             [INDIVIDUAL  WEIGHTING]     ---     Customer  Satisfaction

             [INDIVIDUAL  WEIGHTING]     ---     Employee  Satisfaction


     Business Unit means [Business Group].


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III. BONUS CRITERIA AND OPERATION
     ----------------------------

     A.   OPERATING INCOME- [Target Operating Income]
          ----------------

          The 2000 target to earn 100% of this bonus criterion is [TARGET] company wide Operating Income based on year end audited results and before special one time charges and discontinued Banking Operations. A pro-rata portion of this bonus criterion is earned in excess [MINIMUM] and up to [TARGET].


     B.   PROFIT PLAN -- Target 100% or greater of plan
          -----------

          The 2000 target to earn 100% of this bonus criterion is achieving 100% or greater of your revised business unit profit plan. There is no pro-rata portion of this criterion.


     C.   CLIENT AND EMPLOYEE SATISFCATION IMPROVEMENT
          ---------------------------------------------

          The 2000 target to earn 100% of these bonus criterion is the achievement of a [TARGET] score based on a 1 to 5 scale at the lowest client/employee survey level. A pro-rata portion of each client and employee satisfaction criterion will be paid according to the following schedule. All scores are computed to one decimal point, rounded down.

          [TARGET  -  0.5]     =  50%          [TARGET  -  0.2]  =  80%
          [TARGET  -  0.4]     =  60%          [TARGET  -  0.1]  =  90%
          [TARGET  -  0.3]     =  70%          [TARGET]         =  100%


IV.  ADDITIONAL BONUS QUALIFICATIONS
     -------------------------------

     A. Your bonus, as well as all other bonuses under this 2000 Bonus Plan, is subject to the discretion and authorization of the Board of Directors and management based upon their evaluation of your and the Company's 2000 performance. The amount of any bonus may be adjusted, in whole or in part, prior to payment.

     B. You must be employed by the Company on the date of bonus payment approval by the Board of Directors.

     C. Bonuses for employees who join the Company after 1 January 2000 and before 30 September 2000 will be prorated.


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V.   BONUS OPPORTUNITY
     -----------------

     Your bonus opportunity is affected by a variety of factors including your management level, the level of manager you report to, as well as the margin/budget level of your organization. For that reason your bonus opportunity may be different from others and it is important that you treat your specific bonus opportunity, as presented in this memorandum, as private and confidential information.

VI.  RESTRICTED STOCK PLAN
     ---------------------

     The Policy Management Systems Corporation Restricted Stock Plan ("Plan") will apply in the payment of all management bonuses under the 2000 Bonus Plan. Participation in the Plan is required for all employees holding the office of Vice President and above and is voluntary for all other bonus eligible management. Application of the Plan to international personnel varies depending upon the international location.

     The  Plan  and  its   Prospectus  and  a  current  list  of  the  countries
     participating under the Restricted Stock Ownership Plan may be found on the intranet at the Legal Department's web page.


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                             SCHEDULE OF PARTICULARS
                          FOR NAMED EXECUTIVE OFFICERS
                              RE: 2000  BONUS PLAN


                    SECTION  II  -  INDIVIDUAL  WEIGHTING
                    -------------------------------------
NAMED EXECUTIVE      OPERATING  BUSINESS UNIT  CUSTOMER       EMPLOYEE
-------------------             -------------  -------------  --------------
OFFICER              INCOME     PROFIT PLAN    SATISFACTION   SATISFACTION
-------------------  ---------  -------------  --------------  -------------

DAVID T. BAILEY          50%             40%              5%             5%
STEPHEN MORRISON         70              20               5%             5%
MICHAEL W. RISLEY        50              40               5%             5%
TIMOTHY V. WILLIAMS      70              20               5%             5%
G. LARRY WILSON         100               -               -              -


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